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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of iAsiaWorks, Inc. of our report dated April 14, 2000, except for Note 14 as to which the date is August 1, 2000 relating to the financial statements, which appear in the prospectus filed pursuant to Rule 424(b) on August 2, 2000 (No. 333-35278).


/s/ PricewaterhouseCoopers LLP

San Jose, California
August 24, 2000